UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 4, 2006

China BAK Battery, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	88-0442833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street Kuichong Town, Longgang District Shenzhen People’s Republic of China		Not applicable
(Address of Principal Executive Offices)		(Zip Code)

(86-755) 8977-0093

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 15, 2006, China BAK Battery, Inc. (the “Company”) changed its independent registered public accounting firm from Schwartz Levitsky Feldman LLP (“SLF”) to KPMG. The Company engaged KPMG on May 15, 2006 to begin a re-audit of the Company’s financial statements for the fiscal years ended September 30, 2003, 2004 and 2005. SLF, which had previously audited the Company’s financial statements for the fiscal years ended September 30, 2003, 2004 and 2005, completed its review of the Company’s financial statements for the fiscal quarter ended March 31, 2006 in connection with the Company’s quarterly report on Form 10-Q for that quarter, which filing was made on May 10, 2006. Effective May 10, 2006, the Company dismissed SLF as its independent registered public accounting firm.

On July 7, 2006, the Board of Directors of the Company, acting upon the recommendation of the Audit Committee, which was formed on May 15, 2006, and by unanimous directors’ resolutions in writing, ratified and authorized:

•	the appointment KPMG as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006; and

•	the execution by the Company’s officers of any agreements or documents in connection with such appointment.

On August 2, 2006, the Company and KPMG signed a formal engagement letter appointing KPMG as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006.

During the fiscal years ended September 30, 2003, 2004 and 2005 and through May 10, 2006, there were no disagreements with SLF on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SLF’s satisfaction, would have caused SLF to make reference in its reports on the Company’s financial statements for such fiscal years. During the fiscal years ended September 30, 2003, 2004 and 2005 and through May 10, 2006, there were no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

SLF was asked to furnish the Company a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements. A copy of that letter, dated August 16, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1.	Letter of Schwartz Levitsky Feldman LLP dated August 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: August 16, 2006	By:	/s/ Xiangqian Li
Xiangqian Li
Chairman, President and
Chief Executive Officer